12/21/21, 8:06 AM	Constant Contact

AFL-CIO HIT’s Year-End Newsletter

Holiday greetings from the AFL-CIO Housing Investment Trust (HIT). As the HIT closes out this record year, we wanted to highlight some of our 2021 activities, from our investments in construction projects around the country to our thoughts on generating competitive returns and collateral benefits with socially responsible investing.

In 2021, the HIT reached a milestone with $7.0 billion in net assets. Moreover, it was recognized as one of the largest managers with an environmental, social and governance (ESG) mandate (see more about this below). This kind of public recognition is nice to receive. But I’m most gratified to report that in 2021—during the pandemic and at a time when employment and well-paying jobs were vitally important to so many Americans—the HIT committed $620.1 million to 14 multifamily construction projects that will help revitalize communities across the U.S. These projects, with total development costs of $1.2 billion, are expected to create 2,946 housing units (with 56% affordable), 7.2 million hours of well-paying union construction work and $1.9 billion in economic impacts. And at the time of this newsletter, 39 projects are in or starting construction in 12 states.

What’s most meaningful for us is to see the impact our investments have nationwide for our investors and for the neighborhoods - especially underserved neighborhoods —where our financing helps to create more union jobs, high quality housing and many

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economic benefits for the people in those communities. We look forward to doing more in 2022.

Read on for some of the HIT’s highlights of 2021.

Chang Suh, CFA
AFL-CIO HIT, CEO and CIO

Rendering of the Old Colony Phase Three B development in Boston, MA

HIT CEO Suh: ‘Human infrastructure’ is about housing and jobs

What could be more critical to our well-being than a place to call home? As the infrastructure debate rages in Congress, critics bristle over the newly coined phrase “human infrastructure” that indicates infrastructure is essentially more than roads, bridges and tunnels. In an opinion piece for HousingWire, HIT CEO Chang Suh made a powerful case that infrastructure must include societal needs—and especially incorporate housing creation, which not only provides a basic human need but also creates well-paying construction jobs.

Read the entire column here

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Worker appreciation event at Old Colony in Boston, MA.

Transforming Communities in Boston

Boston’s Old Colony public housing project, built in 1940, was under enormous physical pressure after more than eight decades of deterioration. HIT’s $186.9 million infusion for the new construction of 550 units in six phases of the all-affordable Old Colony project, combined with other funds, is an example of the kind of revitalization that’s changing the neighborhood, the lives of its residents and the workers performing the construction.

See more about Old Colony and HIT’s impacts in Boston here

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Union Pension Plan invests in HIT
HIT finances development projects through guaranteed securities
Construction securities help provide competitive returns
Construction projects generate family-supporting union jobs, hours of work and benefits
Union workers contribute to pension funds

AFL CIO-HIT’s Investment Lifecycle

HIT among 10 largest U.S. asset managers with ESG mandates

The HIT was ranked by Pensions & Investments as one of the 10 largest managers of ESG mandates, among U.S. institutional tax-exempt internally managed asset managers. Through its sustainable investment cycle (depicted above), the HIT has provided institutional investors the ‘double bottom line’ of competitive risk-adjusted returns that also benefit communities through economically targeted investments in affordable, workforce and market rate multifamily housing projects and create union construction jobs.

For the details, click here

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Rendering of the Morrow development [formerly known as University and Fairway) in St. Paul, MN.

HIT Marks 100 Minnesota Projects

With 100 construction projects financed in Minnesota, HIT brings its total investments in the North Star State to $1.6 billion. These investments have created 22.8 million hours of well-paying union work and added more than 13,000 new units of sorely needed housing—almost half of which is affordable.

For the details, click here

Rendering of the Sugar Hill Arts District development in Detroit, ML

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Building America CDE, Inc. Awarded $55 Million New Markets Tax Credits Allocation from U.S. Treasury

This is Building America’s fifth award from the U.S. Treasury, bringing its total tax credit allocations to $240 million. Building America’s mission is to bring jobs and services to severely distressed communities to help address endemic poverty.

For the details, click here

HIT in the News

A Union-Backed Trust is Funding Housing Projects Throughout the Twin Cities

HIT is propping up new development by providing construction financing and buying mortgage-backed securities in 21 cities, but it holds a special place in its heart for Minnesota, where more than a fourth of its active projects have been located during the pandemic. The HIT has now financed 100 projects in Minnesota, including 10 that are currently under construction. (From Twin Cities Pioneer Press)

AFL-CIO Housing Investment Trust Finances Affordable Housing North of Mission

The HIT is helping to finance the $52.5 million project in San Francisco’s Mission and South Van Ness neighborhood that will create 96 efficiency apartments and supportive services for previously homeless and extremely low-income residents. (From San Francisco Building Trades Council)

Officials. Developers and HIT Celebrate The Couture Groundbreaking

Construction work on The Couture, the tallest residential building in Wisconsin, is underway. In fact, it’s been underway since May, but developers and public officials gathered in mid-June for an official ground-breaking ceremony at the $190 million project. The Couture received $105 million in financing from the HIT and is HUD’s largest new construction project ever in Wisconsin. (From Urban Milwaukee)

About HIT

The HIT is a fixed-income, investment grade mutual fund with $7 billion in net assets. For over 35 years, the HIT has been a leader in putting union and public pension capital to work to produce

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competitive returns and achieve mission-related collateral objectives. Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. Investors may view the HIT’s current prospectus, which contains more complete information, on its website at www.aflcio-hit.com and may obtain a copy from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055. Investors should read the current prospectus carefully before investing. Job and economic impact figures are estimates calculated using IMPLAN, an input- output model, based on HIT and HIT Subsidiary Building America CDE, Inc. project data. The data is current as of December 15, 2021. Economic impact data is in 2020 dollars and all other figures are nominal.

1227 25th Street, NW, Suite 500 | Washington, D.C. 20037 | (202) 331-8055

The HIT is an investment company registered under the Investment Company Act of 1940 and governed by a Board of Trustees.An investor should consider the investment objectives, risks, charges and expenses of an investment carefully before investing. The Prospectus contains this and other information. Read it carefully before investing.

© 2021 AFL-CIO—Housing Investment Trust.

AFL-CIO Housing Investment Trust | 1227 25th Street, NW, Suite 500, Washington, DC 20037

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